Equity Awards	6 Months Ended
Jun. 30, 2012
Equity Awards

Note 3. Equity Awards

We have a long-term incentive program (the “Plan”) for employees, officers, consultants and directors of our general partner and its affiliates, including Mid-Con Energy Operating, Inc. (“Mid-Con Energy Operating”), who perform services for us. The Plan allows for the award of unit options, unit appreciation rights, restricted units, phantom units, distribution equivalent rights granted with phantom units, and other types of awards. As of June 30, 2012, the Plan permits the grant of awards covering an aggregate of 1,764,000 units under the Form S-8 we filed with the SEC on January 25, 2012.

In January 2012, we issued 125,000 unrestricted common units (“URUs”) to employees, officers, directors and consultants of our general partner and affiliates. Also, in January 2012, we issued 24,561 restricted common units (“RUs”) that have a three-year vesting period. The fair market value of both the URUs and RUs was based on the closing price of our common units at the date of the awards, which was $20.90 per unit. The RUs are subject to forfeiture and we assume a 10% forfeiture rate for the RUs to estimate our equity-based compensation expense. These costs are reported as a component of general and administrative expense in our unaudited condensed consolidated statements of operations. The equity-based compensation expense for the six months ended June 30, 2012 was $2.7 million. There was no equity-based compensation expense for the six months ended June 30, 2011.